                                                                   EXHIBIT 10.24

                           FIELDWORKS, INCORPORATED
                           1994 LONG-TERM INCENTIVE
                                      AND
                               STOCK OPTION PLAN,
                       REVISED TO REFLECT THE CHANGE IN
                        THE NUMBER OF SHARES AVAILABLE
                            AS OF JANUARY 20, 1997


SECTION 1.  PURPOSE OF PLAN.
----------------------------

          This Plan shall be known as the "FIELDWORKS, INCORPORATED 1994 LONG-TERM INCENTIVE AND STOCK OPTION PLAN" and is hereinafter referred to as the "Plan". The purpose of the Plan is to aid in maintaining and developing personnel capable of assuring the future success of Fieldworks, Incorporated, a Minnesota corporation (the "Company"), to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock options and other long-term incentive awards as provided herein. Options granted under this Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"), or options that do not qualify as Incentive Stock Options. Awards granted under this Plan shall be SARs, restricted stock or performance awards as hereinafter described.

SECTION 2.  STOCK SUBJECT TO PLAN.
----------------------------------

          Subject to the provisions of Section 16 hereof, the stock to be subject to options or other awards under the Plan shall be the Company's authorized common shares, par value $0.001 per share (the "Common Shares"). Such Common Shares may be either authorized but unissued shares, or issued shares which have been reacquired by the Company. Subject to adjustment as provided in
Section 16 hereof, the maximum number of shares on which options may be exercised or other awards issued under this Plan shall be 1,500,000 shares. If an option or award under the Plan expires, or for any reason is terminated or unexercised with respect to any shares, such shares shall again be available for options or awards thereafter granted during the term of the Plan.

SECTION 3.  ADMINISTRATION OF PLAN.
-----------------------------------

          (a) The Plan shall be administered by the Board of Directors of the Company or a committee thereof. The members of any such committee shall be appointed by and serve at the pleasure of the Board of Directors. (The group administering the Plan shall hereinafter be referred to as the "Committee".)

          (b) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan: (i) to determine the purchase price of the Common Stock covered by each option or award, (ii) to determine the employees to whom and the time or times at which such options and awards shall be granted and the number of shares to be subject to each,

(iii) to determine the form of payment to be made upon the exercise of an SAR or in connection with performance awards, either cash, Common Shares of the Company or a combination thereof, (iv) to determine the terms of exercise of each option and award, (v) to accelerate the time at which all or any part of an option or award may be exercised, (vi) to amend or modify the terms of any option or award with the consent of the optionee, (vii) to interpret the Plan, (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, (ix) to determine the terms and provisions of each option and award agreement under the Plan (which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options, and (x) to make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of Directors under Section 17 herein to amend or terminate the Plan. The Committee's determinations on the foregoing matters, unless otherwise disapproved by the Board of Directors of the Company, shall be final and conclusive.

          (c) The Committee shall select one of its members as its Chair and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The grant of an option or award shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company following such grant. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

SECTION 4.  ELIGIBILITY AND GRANT.
----------------------------------

          (a)  Eligibility.  Incentive Stock Options may only be granted under
               -----------
this Plan to any full or part-time employee (which term as used herein includes, but is not limited to, officers anddirectors who are also employees) of the Company and of its present and future subsidiary corporations within the meaning of Section 424(f) of the Code (herein called "subsidiaries"). Full or part-time employees, directors who are not employees, consultants or independent contractors to the Company or one of its subsidiaries or affiliates shall be eligible to receive options which do not qualify as Incentive Stock Options and awards. In determining the persons to whom options and awards shall be granted and the number of shares subject to each, the Committee may take into account the nature of services rendered by the respective employees or consultants, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant.

          (b)  Grant of Additional Options.  A person who has been granted an
               ---------------------------
option or award under this Plan may be granted additional options or awards under the Plan if the Committee shall so determine; provided, however, that to the extent the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Shares with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans described in subsection (d) of Section 422 of the Code of his or her employer corporation and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as options that do not qualify as Incentive Stock Options. Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Company or any of its subsidiaries or affect, in any way, the right of the Company or any of its subsidiaries to terminate his or her employment at any time.

SECTION 5.  PRICE.
------------------

          The option price for all Incentive Stock Options granted under the Plan shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Shares at the date of grant of such option. The option price for options granted under the Plan that do not qualify as Incentive Stock Options and, if applicable, the price for all awards shall also be determined by the Committee. For purposes of the preceding sentence and for all other valuation purposes under the Plan, the fair market value of the Common Shares shall be as reasonably determined by the Committee. If on the date of grant of any option or award hereunder the Common Shares are not traded on an established securities market, the Committee shall make a good faith attempt to satisfy the requirements of this Section 5 and in connection therewith shall take such action as it deems necessary or advisable.

SECTION 6.  TERM.
-----------------

          Each option and award and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the option or award agreement. The Committee shall be under no duty to provide terms of like duration for options or awards granted under the Plan, but the term of an Incentive Stock Option may not extend more than ten (10) years from the date of grant of such option and the term of options granted under the Plan which do not qualify as Incentive Stock Options may not extend more than fifteen (15) years from the date of granting of such option.

SECTION 7.  EXERCISE OF OPTION OR AWARD.
----------------------------------------

          (a)  Exercisability.  The Committee shall have full and complete
               --------------
authority to determine whether an option or award will be exercisable in full at any time or from time to time during the term thereof, or to provide for the exercise thereof in such installments, upon the occurrence of such events (such as termination of employment for any r eason) and at such times during the term of the option as the Committee may determine and specify in the option or award agreement.

          (b)  No Violation of State or Federal Laws.  The exercise of any
               -------------------------------------
option or award granted hereunder shall only be effective at such time that the sale of Common Shares pursuant to such exercise will not violate any state or federal securities or other laws.

          (c)  Method of Exercise.  An optionee or grantee electing to exercise
               ------------------
an option or award shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Company in cash (including bank check, certified check, personal check, or money order), or, at the discretion of the Committee and as specified by the Committee, (i) by delivering certificates for the Company's Common Shares already owned by the optionee or grantee having a fair market value as of the date of grant equal to the full purchase price of the shares, or (ii) by delivering the optionee's or grantee's promissory note, which shall provide for interest at a rate not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market-rate loan pursuant to Sections 483, 1274 or 7872 of the Code or any successor provisions thereto, or (iii) a combination of cash, the optionee's or grantee promissory note and such shares. The fair market value of such tendered shares shall be determined as provided in Section 5 herein. The optionee's or grantee's promissory note shall be a full recourse liability of the optionee and may, at the discretion of the Committee, be secured by a pledge of the shares being purchased. Until such person has been issued the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.

SECTION 8.  RESTORATION OPTIONS.
--------------------------------

          The Committee may grant "restoration" options, separately or together with another option, pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Rule 16b-3 promulgated under the Exchange Act or any other applicable law, the optionee would be granted a new option when the payment of the exercise price of the option to which such "restoration" option relates is made by the delivery of shares of the Company's Common Shares owned by the optionee, as described in this Section 8, which new option would be an option to purchase the number of shares not exceeding the sum of (a) the number of shares of the Company's Common Shares tendered as payment upon the exercise of the option to which such "restoration" option relates and (b) the number of shares of the Company's Common Shares, if any, tendered as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of the option to which such "restoration" option relates, as described in Section 12 hereof. "Restoration" options may be granted with respect to options previously granted under this Plan or any prior stock option plan of the Company, and may be granted in connection with any option granted under this Plan at the time of such grant. The purchase price of the Common Shares under each such new option, and the other terms and conditions of such option, shall be determined by the Committee, consistent with the provisions of the Plan.

SECTION 9.  STOCK APPRECIATION RIGHTS.
--------------------------------------

          (a)  Grant.  At the time of grant of an option or award under the Plan
               -----
(or at any other time), the Committee, in its discretion, may grant a Stock Appreciation Right ("SAR") evidenced by an agreement in such form as the Committee shall from time to time approve. Any such SAR may be subject to restrictions on the exercise thereof as may be set forth in the agreement representing such SAR, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

          (b)  Exercise.  An SAR shall be exercised by the delivery to the
               --------
Company of a written notice which shall state that the holder thereof elects to exercise his or her SAR as to the number of shares specified in the notice and which shall further state what portion, if any, of the SAR exercise amount (hereinafter defined) the holder thereof requests is to be paid in cash and what portion, if any, is to be paid in Common Shares of the Company. The Committee promptly shall cause to be paid to such holder the SAR exercise amount either in cash, in Common Shares of the Company, or any combination of cash and shares as the Committee may determine. Such determination may be either in accordance with the request made by the holder of the SAR or in the sole and absolute discretion of the Committee. The SAR exercise amount is the excess of the fair market value of one share of the Company's Common Shares on the date of exercise over the per share exercise price in respect of which the SAR was granted, multiplied by the number of shares as to which the SAR is exercised. For the purposes hereof, the fair market value of the Company's shares shall be determined as provided in
Section 5 herein.

SECTION 10. RESTRICTED STOCK AWARDS.
------------------------------------

          Awards of Common Shares subject to forfeiture and transfer restrictions may be granted by the Committee. Any restricted stock award shall be evidenced by an agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan:

          (a)  Grant of Restricted Stock Awards.  Each restricted stock award
               ---------------------------------
made under the Plan shall be for such number of Common Shares as shall be determined by the Committee and set forth in the agreement containing the terms of such restricted stock award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the shares covered by the restricted stock award. The agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Common Shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding restricted stock awards.

          (b)  Delivery of Common Shares and Restrictions.  At the time of a
               ------------------------------------------
restricted stock award, a certificate representing the number of Common shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a shareholder with respect to the Common Shares, including the right to receive dividends and the right to vote such shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the restricted stock agreement with respect to such Common Shares; (ii) none of the Common Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the Common Shares shall be forfeited and all rights of the grantee to such Common Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Common Shares were granted and unless any other restrictive conditions relating to the restricted stock award are met. Any Common Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Common Shares subject to restricted stock awards shall be subject to the same restrictions, terms and conditions as such restricted Common Shares.

          (c)  Termination of Restrictions.  At the end of the restricted period
               ---------------------------
and provided that any other restrictive conditions of the restricted stock award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the agreement relating to the restricted stock award or in the Plan shall lapse as to the restricted Common Shares subject thereto, and a stock certificate for the appropriate number of Common Shares, free of the restrictions and the restricted stock legend, shall be delivered to the grantee or his or her beneficiary or estate, as the case may be.

SECTION 11. PERFORMANCE AWARDS.
-------------------------------

          The Committee is further authorized to grant performance awards. Subject to the terms of this Plan and any applicable award agreement, a performance award granted under the Plan (i) may be denominated or payable in cash, Common Shares (including, without limitation, restricted stock), other securities, other awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee, in its discretion, and payable to, or exercisable by, the holder of the Performance awards, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee, in its discretion, shall establish. Subject to the terms of this Plan and any applicable award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance award granted, and the amount of any payment or transfer to be made by the grantee and by the Company under any Performance award shall be determined by the Committee.

SECTION 12. INCOME TAX WITHHOLDING AND TAX BONUSES.
---------------------------------------------------

          (a)  Withholding of Taxes.  In order to comply with all applicable
               --------------------
federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of an optionee or grantee under the Plan, are withheld or collected from such optionee or grantee. In order to assist an optionee or grantee in paying all federal and state taxes to be withheld or collected upon exercise of an option or award which does not qualify as an Incentive Stock Option hereunder, the Committee, in its absolute discretion and subject to such additional terms and conditions as it may adopt, shall permit the optionee or grantee to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise of such option or award with a fair market value, determined in accordance with Section 5 herein, equal to such taxes or (ii) delivering to the Company

          Common Shares other than the shares issuable upon exercise of such option or award with a fair market value, determined in accordance with Section 5, equal to such taxes.

          (b)  Tax Bonus.  The Committee shall have the authority, at the time
               ---------
of grant of an option under the Plan or at any time thereafter, to approve tax bonuses to designated optionees or grantees to be paid upon their exercise of options or awards granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereafter.

SECTION 13. ADDITIONAL RESTRICTIONS.
------------------------------------

          The Committee shall have full and complete authority to determine whether all or any part of the Common Shares of the Company acquired upon exercise of any of the options or awards granted under the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee's or grantee's rights with respect thereto, but any such restriction shall be contained in the agreement relating to such options or awards.

SECTION 14. TEN PERCENT SHAREHOLDER RULE.
-----------------------------------------

          Notwithstanding any other provision in the Plan, if at the time an option is otherwise to be granted pursuant to the Plan the optionee owns directly or indirectly (within the meaning of Section 424(d) of the Code) Common Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422(c)(5) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Shares of the Company determined as described herein, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

SECTION 15. NON-TRANSFERABILITY.
--------------------------------

          No option or award granted under the Plan shall be transferable by an optionee or grantee, otherwise than by will or the laws of descent or distribution. Except as otherwise provided in an option or award agreement, during the lifetime of an optionee or grantee, the option shall be exercisable only by such optionee or grantee.

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

SECTION 16. DILUTION OR OTHER ADJUSTMENTS.
------------------------------------------

          If there shall be any change in the Common Shares through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options and awards shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares and the price per share subject to outstanding options and awards and the amount payable upon exercise of outstanding awards, in order to prevent dilution or enlargement of option or award rights.

SECTION 17. AMENDMENT OR DISCONTINUANCE OF PLAN.
------------------------------------------------

          The Board of Directors may amend or discontinue the Plan at any time. Subject to the provisions of Section 16 no amendment of the Plan, however, shall without shareholder approval: (i) increase the maximum number of shares under the Plan as provided in Section 2 herein, (ii) decrease the minimum price provided in Section 5 herein, (iii) extend the maximum term under Section 6, or
(iv) modify the eligibility requirements for participation in the Plan. The Board of Directors shall not alter or impair any option or award theretofore granted under the Plan without the consent of the holder of the option.

SECTION 18. TIME OF GRANTING.
-----------------------------

          Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or by the shareholders of the Company, and no action taken by the Committee or the Board of Directors (other than the execution and delivery of an option or award agreement), shall constitute the granting of an option or award hereunder.

SECTION 19. EFFECTIVE DATE AND TERMINATION OF PLAN.
---------------------------------------------------

          (a) The Plan was approved by the Board of Directors on March 23, 1994, and shall be approved by the shareholders of the Company within twelve
(12) months thereof.

          (b)  Unless the Plan shall have been discontinued as provided in
Section 16 hereof, the Plan shall terminate March 23, 2004. No option or award may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee or grantee, alter or impair any rights or obligations under any option or award theretofore granted.

                           FIELDWORKS, INCORPORATED
                       INCENTIVE STOCK OPTION AGREEMENT


THIS AGREEMENT, made this ___rd day of _________, 19__, by and between FIELDWORKS, INCORPORATED, a Minnesota corporation and _______________ ("Employee").

WITNESSETH, THAT:

WHEREAS, the Company pursuant to it 1994 Long-Term Incentive and Stock Option Plan wishes to grant this stock option to Employee.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Grant of Option
        ---------------

          The Company hereby grants to Employee, on the date set forth above, the right and option (hereinafter called "the option") to purchase all or any part of an aggregate of _______ common shares, par value $0.01 per share (the "Common Shares"), at the price of $_____ per share on the terms and conditions set forth herein. This option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2. Duration and Exercisability
        ---------------------------

          (a) This option shall in all events terminate five (5) years after the date of grant subject to the other terms and conditions set forth herein, this option may be exercised by Employee in cumulative installments as follows:

                                         Cumulative percentage
          On or after each of            of shares as to which
          the following dates            option is exercisable
          -------------------            ---------------------

                 xx/xx/xx                         34%
                 xx/xx/xx                         33%
                 xx/xx/xx                         33%

          (b) During the lifetime of Employee, the option shall be exercisable only by Employee and shall not be assignable or transferable by Employee, other than by will or the laws of descent and distribution.

          (c) Notwithstanding the installment exercise provision set forth in paragraph (a) above and subject to the other terms and conditions set forth herein, this option may be exercised as to 100% of the Common Shares of the Company for which this option was granted on the date of a "change of control" as hereinafter defined. A "change of control" shall mean any of the following:

               (i) A sale of all or substantially all of the assets of the Company.

               (ii) The acquisition of more than 80% of the Common Shares of the Company (with all classes or series thereof treated as a single class) by any person or group of persons, except a Permitted Shareholder as hereinafter defined, acting in concert. A "Permitted Shareholder" means a holder, as of the date the Plan was adopted by the Company, of Company Common Shares.

               (iii) A reorganization of the Company wherein the holders of Common Shares of the Company receive stock in another company, a merger of the Company with another company wherein there is an 80 % or greater change in the ownership of the Common Shares of the Company as a result of such merger, or any other transaction in which the Company (other than as the parent corporation) is consolidated for federal income tax purposes with another corporation.

               (iv) In the event that the Common Shares of the Company are traded on an established securities market: a public announcement that any person has acquired or has the right to acquire beneficial ownership of 51% or more of the then outstanding Common Shares of the Company and for this purpose the terms "person" and "beneficial ownership" shall have the meanings provided in Section 13(d) of the Securities and Exchange Act of 1934 or related rules promulgated by the Securities and Exchange Commission or: the commencement of or public announcement of an intention to make a tender offer or exchange offer for 51% or more of the then outstanding Common Shares of the Company.

               (v) The Board of Directors of the Company, in its sole and absolute discretion, determines that there has been a sufficient change in the share ownership of the Company to constitute a change of effective ownership or control of the Company.

Employee understands that to the extent that the aggregate fair market value (determined at the time the option was granted) of the Common Shares with respect to which all options, that are incentive stock options within the meaning of Section 422 of the Code, are exercisable for the first time by Employee during any calendar year exceed $100,000, in accordance with Section 422(d) of the Code, such options shall be treated as options that do not qualify as incentive stock options.

     3.   Effect of Termination of Employment
          -----------------------------------

          (a) In the event that Employee shall cease to be employed by the Company or its subsidiaries, if any, for any reason other than Employee's serious misconduct or Employee's death or disability (as such term is defined in Section 3(c) hereof), Employee shall have the right to exercise the option at any time within one (1) month after such termination of employment to the extent of the full number of shares Employee was entitled to purchase under the option on the date of termination, subject to the condition that no option shall be exercisable after the expiration of the term of the option.

          (b) In the event that Employee shall cease to be employed by the Company or its subsidiaries, if any, by reason of Employee's serious misconduct during the course of employment, including but not limited to wrongful appropriation of the Company's funds, or in the event that Employee violates the covenants set forth in Section 5 hereof, the option shall be terminated as of the date of the misconduct.

          (c) If Employee shall die while in the employ of the Company or a subsidiary, if any, or within one (1) month after termination of employment for any reason other than serious misconduct or if employment is terminated because Employee has become disabled (within the meaning of Code Section 22(e)(3)) while in the employ of the Company or a subsidiary, if any, and Employee shall not have fully exercised the option, such option may be exercised at any time within twelve (12) months after Employee's death or date of termination of employment for disability by Employee, personal representatives or administrators, or guardians of Employee, as applicable, or by any person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares Employee was entitled to purchase under the option on the date of death, termination of employment, if earlier, or date of termination for such disability and subject to the condition that no option shall be exercisable after the expiration of the term of the option.

     4.   Manner of Exercise
          ------------------

          (a) The option can be exercised only by Employee or other proper party by delivering within the option period written notice to the Company at its principal office. The notice shall state the number of shares as to which the option is being exercised and be accompanied by payment in full of the option price for all shares designated in the notice.

          (b) Employee may pay the option price in cash, by check (bank check, certified check or personal check), by money order, or with the approval of the Company (i) by delivering to the Company for cancellation Common Shares of the Company with a fair market value as of the date of exercise equal to the option price or the portion thereof being paid by tendering such shares, (ii) by delivering to the Company the full option price in a combination of cash and Employee' full recourse liability promissory note with a principal amount not to exceed eighty percent (80%) of the option price and a term not to exceed five (5) years, which promissory note shall provide for interest on the unpaid balance thereof which at all times is not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market rate loan pursuant to Sections 483, 1274 or 7872 of the Code or any successor provisions thereto or (iii) by delivering to the Company a combination of cash, Employee's promissory note and Common Shares of the Company with an aggregate fair market value and a principal amount equal to the option price. For these purposes, the fair market value of the Company's Common Shares as of any date shall be as reasonably determined by the Company pursuant to the Plan.

     5.   Covenant Not to Compete and Protection of Confidential Information.
          -------------------------------------------------------------------

          Employee hereby agrees to a covenant not to compete and agreement to protect certain information pursuant to the terms and conditions hereinafter set forth. The covenant not to compete shall have a term beginning on the date hereof and ending on the date that (a) is two (2) years after the date that Employee has exercised this option or (b) is two (2) years after the date of the termination of Employee's employment with the Company for any reason whatsoever, whichever is longer. The covenant not to compete shall apply to the same geographical area in which Employee worked on behalf of the Company at any time during the two-year period preceding Employee's termination of employment with the Company.

          Employee further agrees that during the term of said covenant he or she shall hold in a fiduciary capacity for the benefit of the Company all confidential information, knowledge and data, including customer lists, representative lists and the Company's products, processes and programs (oConfidential Datao), relating in any way to the business of the Company for so long as such Confidential Data remains confidential and all such Confidential Data, together with all copies thereof and notes and other references thereto, shall remain the sole property of the Company.

          Employee further agrees that during the term of said covenant he or she shall not, directly or indirectly, engage in any business activity on his or her own behalf or a partner, shareholder (except by ownership of less than five percent (5%) of the outstanding stock of a publicly held corporation), director, trustee, principal, agent, employee, consultant or otherwise of any person or entity which is in any respect in competition with or competitive with the Company to engage in any such activity. Employee also agrees that during the term of said covenant he or she shall not directly or indirectly solicit, entice or induce any employee or representative of the Company to engage in any such activity. Employee also agrees that during the term of said covenant he or she shall not directly or indirectly solicit, entice or induce (or assist any other person or entity in soliciting, enticing or inducing) any customer or potential customer) with whom Employee had contact in the course of his or her employment with the Company to deal with a competitor of the Company.

          If any court of competent jurisdiction shall determine that the foregoing covenants are invalid in any respect, the parties hereto agree that any court so holding may limit such covenant either or both in time, in area or in any other manner which the court determines such that the covenant shall be enforceable against Employee. Employee acknowledges that the remedy of law for any breach of the foregoing covenants will be inadequate, and that the Company shall be entitled, in addition to any remedy of law, to preliminary and permanent to injunctive relief.

     6.   Company's Option to Repurchase Common Shares
          --------------------------------------------

          (a) Upon the occurrence of any one or more of the Option Events, as hereinafter defined, the Company shall have the irrevocable right and option (the oCall Optiono) to purchase from Employee or Employee's heirs, successors, personal representatives or assigns, and Employee on behalf of his or her heirs, successors, personal representatives or assigns, agrees to sell to the Company upon the exercise of the Call Option all or any part of the Common Shares acquired by Employee pursuant to this option. (The Company's Call Option, and any reference to Common Shares acquired by Employee pursuant to this option, shall be deemed to include all other shares of any class or series of the Company's capital stock acquired by Employee on account of or with respect to Common Shares acquired pursuant to this option, whether the acquisition of such shares is by stock dividend, stock split, recapitalization or any other similar means.) The Option Events shall be:

               (i) The express desire of Employee to sell, assign, pledge, transfer, give or otherwise dispose of or encumber any Common Shares acquired by Employee pursuant to this option to a bona fide third party or any attempt by Employee to transfer any such Common Shares except in strict compliance with the terms and conditions of this Agreement.

               (ii) The employment by a court of competent jurisdiction or otherwise of a receiver, trustee or assignee of Employee or Employee's property.

               (iii) The expiration of thirty (30) days immediately following the date upon which a money judgment entered in a court of record against Employee becomes final, provided such judgment remains unsatisfied.

               (iv) Voluntary application of Employee for relief any act of Congress or any of the laws of the several states now or hereafter enacted providing for the relief of debtors.

               (v) Institution of a levy, garnishment or attachment involving such Common Shares, unless released or discharged within a period of thirty
     (30) days.

               (vi) Employee's termination of employment with the Company, whether voluntary or involuntary with or without cause, including without limitation termination as a result of death or disability.

          (b) Upon the occurrence of any one or more of the Option Events, Employee (or a legal representative thereof) shall deliver a written notice thereof to the Company, which notice shall specify the Option Event, the person to whom the shares are to be sold, transferred, exchanged or disposed of, if applicable, the purchase price or other consideration to be received by Employee for such shares, if any, and the terms upon which such purchase price or other consideration is to be paid, if applicable. The Company may then exercise its Call Option with respect to all or any part of such Common Shares by delivering a written acceptance to Employee (or a legal representative thereof) within thirty (30) days after receipt of the foregoing written notice from Employee. If the Company elects not to exercise the Call Option, Employee (or a legal representative thereof) shall be able to transfer or encumber such shares on the terms specified in the written notice to the Company, but only if such transaction is consummated within ninety (90) days after such notice to the Company.

          (c) The purchase price for the Common Shares that are repurchased by the Company pursuant to the exercise of its Call Option shall be either the amount to be paid therefor by a bona fide third party purchaser or the fair market value thereof, whichever is greater. The fair market value of the Common Shares shall be determined by the Company's Board of Directors; provided, however, that if upon the occurrence of an Option Event the Company's Common Shares are then traded on an established securities market, the fair market thereof shall be determined by reference to such trading price, as determined by the Company in its sold and absolute discretion.

          (d) The Company shall make payment of the purchase price for any Common Shares reacquired by it pursuant to its exercise of the Call Option by delivering to Employee or Employee's heirs, successors, assigns or personal representatives, as the case may be, either (i) the Company's check in the amount of the purchase price or (ii) the Company's promissory note in the amount of the purchase price, which promissory note shall provide for a term not to exceed five (5) years and interest on the unpaid balance thereof at a rate which is not less than the minimum rate required to avoid the imputation of income, original issue discount or a below market rate loan pursuant to Sections 483,1274 and 7872 of the Code or any successor provisions thereto, as determined by the Company, or (iii) a combination of cash and the Company's promissory note, with the foregoing terms, the total of which is equal to such purchase price. Upon receipt of such payment from the Company, Employee or his or her heirs, successors, assigns or personal representatives, as the case may be, shall deliver to the Company for Cancellation the stock certificate or certificates evidencing the

     Common Shares being repurchased by the Company pursuant to the exercise of its Call Option, which certificate or certificates shall be duly endorsed for cancellation by the Company.

          (e) Employee shall not voluntarily or involuntarily sell, exchange, transfer, pledge or otherwise dispose of any of the Common Shares acquired pursuant to the exercise of this option unless Employee shall first offer to sell such Common Shares to the Company's Call Option as described above. The following legend shall be affixed to the certificates evidencing the Common Shares acquired pursuant to the exercise of this option.

          The shares evidence by this certificate are subject to restrictions on transferability and the repurchase options contained in an Incentive Stock Option Agreement dated___________, 19__ between ___________ and FieldWorks, Incorporated, a Minnesota corporation, a copy of which is available for review at the principal offices of FieldWorks, Incorporated.

     7.   Miscellaneous
          -------------

          (a) This option is issued pursuant to the Company's 1994 Long Term and Incentive Stock Option Plan and is subject to its terms. The terms of the Plan are available for inspection during business hours at the principal offices of the Company.

          (b) This Agreement shall not confer on Employee any right with respect to continuance of employment by the Company or any of its subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment at any time. Employee shall have none of the rights of a shareholder with respect to shares subject to this option until such shares shall have been issued to Employee upon exercise of this option.

          (c) The exercise of all or any parts of this option shall only be effective at such time that the sale of Common Shares pursuant to such exercise will not violate any state or federal securities or other laws.

          (d) If there shall be any change in the Common Shares of the Company through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure of the Company, and all or any portion of the option shall then be unexercised and not yet expired, then appropriate adjustments in the outstanding option shall be made by the Company, in order to prevent dilution or enlargement of option rights. Such adjustments shall include, where appropriate, changes in the number of shares of Common Shares and the price per share subject to the outstanding option.

          (e) The Company shall at all times during the term of the option reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

          (f) if Employee shall dispose of any of the Common Shares of the Company acquired by Employee pursuant to the exercise of the option within two
(2) years from the date this option was granted or within one (1) year after the transfer of any such shares to Employee upon exercise of this option, then, in order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it under the circumstances, Employee shall promptly notify the Company of the dates of acquisition and disposition of such shares, the number of shares so disposed of, and the consideration, if any, received for such shares. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure (i) notice to the Company of any disposition of the Common Shares of the Company within the time periods described above and (ii) that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Employee.

          (g) Employee agrees to disclose neither the contents nor any of the terms and conditions of this option to any other person, and agrees that such disclosure may result in both immediate termination of this option without the right to exercise any part thereof and termination of employment with the Company.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.


                                          FIELDWORKS, INCORPORATED

                                          By_______________________
                                           Its_____________________

                                          _________________________
                                                  Employee

                           FIELDWORKS, INCORPORATED
                     NON-INCENTIVE STOCK OPTION AGREEMENT


THIS AGREEMENT, made this ____ day of _______, 19___, by and between FIELDWORKS, INCORPORATED, a Minnesota corporation and ____________________.

WITNESSETH, THAT:

WHEREAS, the Company pursuant to it 1994 Long-Term Incentive and Stock Option Plan wishes to grant this stock option to Optionee.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Grant of Option
        ---------------

          The Company hereby grants to Optionee, on the date set forth above, the right and option (hereinafter called "the option") to purchase all or any part of an aggregate of _________ common shares, par value $0.001 per share (the "Common Shares"), at the price of $_____ per share on the terms and conditions set forth herein. This option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2. Duration and Exercisability
        ---------------------------

          (a) This option shall in all events terminate ten (10) years after the date of grant subject to the other terms and conditions set forth herein, this option may be exercised by Optionee in full; provided, however, that this option shall be exercisable by Optionee prior to the Normal Exercise Date in cumulative installments as follows:

                                   Cumulative percentage
          On or after each of      of shares as to which
          the following dates      option is exercisable
          -------------------      ---------------------

                xx/xx/xx                   34%
                xx/xx/xx                   33%
                xx/xx/xx                   33%

Notwithstanding the foregoing, this option shall be exercisable by Optionee prior to the Normal Exercise Date in accordance with the foregoing vesting schedule if and only if, in addition to the other terms and conditions of the option, Optionee has achieved, in the option of the Company, certain performance objectives, which objectives shall be established at the outset of each calendar quarter by the Company and provided in writing to Optionee.

          (b) During the lifetime of Optionee, the option shall be exercisable only by Optionee and shall not be assignable or transferable by Optionee, other than by will or the laws of descent and distribution.

     3. Manner of Exercise
        ------------------

          (a) The option can be exercised only by Optionee or other proper party by delivering within the option period written notice to the Company at its principle office. The notice shall state the number of shares as to which the option is being exercised and be accompanied by payment in full of the option price for all shares designated in the notice.

          (b) Optionee may pay the option price in cash, by check (bank check, certified check or personal check), by money order, or with the approval of the Company (i) by delivering to the Company for cancellation Common Shares of the Company with a fair market value as of the date of exercise equal to the option price or the portion thereof being paid by tendering such shares, (ii) By delivering to the Company the full option price in a combination of cash and Optionee's full recourse liability promissory note with a principal amount not to exceed eighty percent (80%) of the option price and a term not to exceed five
(5) years, which promissory note will provide for interest on the unpaid balance thereof which at all times is not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market rate loan pursuant to Sections 483, 1274 or 7872 of the Code or any successor provisions thereto or (iii) by delivering to the Company a combination of cash, Optionee's promissory note and Common Shares of the Company with an aggregate fair market value and a principal amount equal to the option price. For these purposes, the fair market value of the Company's Common Shares as of any date shall be as reasonably determined by the Company pursuant to the plan.

     5.   Miscellaneous
          -------------

          (a) This option is issued pursuant to the Company's 1994 Long Term Incentive and Stock Option Plan and is subject to its terms. The terms of the plan are available for inspection during business hours at the principal offices of the Company.

          (b) The exercise of all or any parts of this option shall only be effective at such time that the sale of Common Shares pursuant to such exercise will not violate any state or federal securities or other laws.

          (c) If there shall be any change in the Common Shares of the Company through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure of the Company, and all or any portion of the option shall then be unexercised and not yet expired, then appropriate adjustments in the outstanding option shall be made by the Company, in order to prevent dilution or enlargement of option rights. Such adjustments shall include, where appropriate, changes in the number of shares of Common Shares and the price per share subject to the outstanding option.

          (d) The Company shall at all times during the term of the option reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

          (e) In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the exercise of the option, and in order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Optionee. Optionee may elect to satisfy his federal and state income tax withholding obligations upon exercise of this option by (i) having the Company withhold a portion of the shares of Common Stock otherwise to be delivered upon exercise of such option having a fair market value equal to the amount of federal and state income tax required to be withheld upon such exercise, in accordance with the rules of the Committee, or (ii) delivering to the Company shares of its Common Stock other than the shares issuable upon exercise of such option with a fair market value equal to such taxes, in accordance with the rules of the Committee.

          (f) Optionee agrees to disclose neither the contents nor any of the terms and conditions of this option to any other person, and agrees that such disclosure may result in immediate termination of this option without the right to exercise any part thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                                  FIELDWORKS, INCORPORATED


                                                  By____________________________
                                                    Its_________________________

                                                  ______________________________
                                                            Optionee